                                   EXHIBIT (j)

                             Consent of Ropes & Gray

                                CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 30 to the Registration Statement (Nos. 33-12608 and 811-5059) of HighMark Funds on Form N-1A under the Securities Act of 1933, as amended.


                                                     /s/ Ropes & Gray

                                                     Ropes & Gray

Washington, D.C.
September 22, 2000